EXHIBIT 10.5

NS8 CORPORATION

AMENDMENT NO. 1
TO SECURED CONVERTIBLE DEBENTURE
 Nos. CCP-6, CCP-7, and CCP-8

THIS DEBENTURE AMENDMENT SHOULD BE ATTACHED TO EACH OF
THE ORIGINAL DEBENTURES

This Amendment No. 1 to Debenture (this “Amendment”) is issued in connection with those certain Secured Convertible Debentures Nos. CCP-6, CCP-7, and CCP-8 (collectively, the “Debentures”) issued by NS8 Corporation, (the “Company”) to Cornell Capital Partners, L.P. (the “Holder”), in connection with the Securities Purchase Agreement between the Company and the Holder dated April 16, 2007.

THIS CERTIFIES THAT, the following amendments are hereby made to the Debenture:

1.	The second sentence of Section 1(b) of each of the Debentures shall be deleted and replaced with the following:

Interest shall be payable on the Maturity Date (or the following Business Day, if such day in not a Business Day), in arrears, calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.

IN WITNESS WHEREOF, the Company has caused this Amendment to be signed by its duly authorized officer.

NS8 CORPORATION

Date: July 20, 2007	By:	/s/ George G. O’Leary
George G. O’Leary
Chief Financial Officer (Principal Financial and Accounting Officer)